------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 24, 2006


                         GS Mortgage Securities Corp.
    (as depositor for the GSAA Home Equity Trust 2006-19 formed pursuant to a Master Servicing and Trust Agreement, relating to the GSAA Home Equity
           Trust 2006-19, Asset-Backed Certificates, Series 2006-19)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                   333-132809-37             13-3387389
---------------------------  ---------------------------- --------------------
State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

         85 Broad Street, New York, New York                     10004
----------------------------------------------------    ----------------------
       (Address of Principal Executive Offices)               (Zip Code)


                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------- -------------

     On November 24, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of November 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee and as a custodian, The Bank of New York ("BNY") and U.S. Bank National Association ("U.S. Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer and securities administrator of GSAA Home Equity Trust 2006-19, Asset-Backed Certificates, Series 2006-19 (the "Certificates"), issued in sixteen classes. The Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of November 1, 2006 of $826,908,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of November 21, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

     On November 24, 2006, GSAA Home Equity Trust 2006-19 (the "Trust") entered into one interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation (the "Swap Agreement") thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

          On November 24, 2006, the Company entered into an Assignment Agreement (the "CHL Step 1 Assignment Agreement") dated as of November 24, 2006, among Countrywide Home Loans Servicing, LP ("CHL"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The CHL Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

     On November 24, 2006, the Company, entered into an Assignment Agreement (the "CHL Step 2 Assignment Agreement") dated as of November 24, 2006, among the Company, CHL, Deutsche Bank and Wells Fargo. The CHL Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of November 24, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of November 24, 2006, among the Company, Avelo, Deutsche Bank and Wells Fargo. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of November 24, 2006, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of November 24, 2006, among the Company, GreenPoint, Deutsche Bank and Wells Fargo. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 1 Assignment Agreement") dated as of November 24, 2006, among SunTrust Mortgage, Inc. ("SunTrust"), the Company and GSMC. The SunTrust Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "SunTrust Step 2 Assignment Agreement") dated as of November 24, 2006, among the Company, SunTrust, Deutsche Bank and Wells Fargo. The SunTrust Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "Wachovia Step 1 Assignment Agreement") dated as of November 24, 2006, among Wachovia Servicing Corporation ("Wachovia"), the Company and GSMC. The Wachovia Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "Wachovia Step 2 Assignment Agreement") dated as of November 24, 2006, among the Company, Wachovia, Deutsche Bank and Wells Fargo. The Wachovia Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 1 Assignment Agreement") dated as of November 24, 2006, among First National Bank of Nevada ("FNBN"), the Company and GSMC. The FNBN Step 1 Assignment Agreement is annexed hereto as Exhibit 99.13.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "FNBN Step 2 Assignment Agreement") dated as of November 24, 2006, among the Company, FNBN, Deutsche Bank and Wells Fargo. The FNBN Step 2 Assignment Agreement is annexed hereto as Exhibit 99.14.

         On November 24, 2006, the Company entered into an Assignment Agreement (the "Ameriquest Step 1 Assignment Agreement") dated as of November 24, 2006, among Ameriquest Mortgage Company ("Ameriquest"), the Company and GSMC. The Ameriquest Step 1 Assignment Agreement is annexed hereto as Exhibit 99.15.

     On November 24, 2006, the Company entered into an Assignment Agreement (the "Ameriquest Step 2 Assignment Agreement") dated as of November 24, 2006, among the Company, Ameriquest, Deutsche Bank and Wells Fargo. The Ameriquest Step 2 Assignment Agreement is annexed hereto as Exhibit 99.16.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:
     -------------------------------------------------------------------------

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of November 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank, as trustee and as a custodian, U.S. Bank and BNY, each as a custodian and Wells Fargo as Master Servicer and securities administrator.

Exhibit 99.2 Interest Rate Swap Agreement, dated as of November 24, 2006, between GSAA Home Equity Trust 2006-19 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 CHL Step 1 Assignment Agreement, dated as of November 24, 2006, among CHL, GSMC and the Company.

Exhibit 99.4 CHL Step 2 Assignment Agreement, dated as of November 24, 2006, among the Company, CHL, Deutsche Bank and Wells Fargo.

Exhibit 99.5 Avelo Step 1 Assignment Agreement, dated as of November 24, 2006, among Avelo, GSMC and the Company.

Exhibit 99.6 Avelo Step 2 Assignment Agreement, dated as of November 24, 2006, among the Company, Avelo, Deutsche Bank and Wells Fargo.

Exhibit 99.7 GreenPoint Step 1 Assignment Agreement, dated as of November 24, 2006, among GreenPoint, GSMC and the Company.

Exhibit 99.8 GreenPoint Step 2 Assignment Agreement, dated as of November 24, 2006, among the Company, GreenPoint, Deutsche Bank and Wells Fargo.

Exhibit 99.9 SunTrust Step 1 Assignment Agreement, dated as of November 24, 2006, among SunTrust, GSMC and the Company.

Exhibit 99.10 SunTrust Step 2 Assignment Agreement, dated as of November 24, 2006, among the Company, SunTrust, Deutsche Bank and Wells Fargo.

Exhibit 99.11 Wachovia Step 1 Assignment Agreement, dated as of November 24, 2006, among Wachovia, GSMC and the Company.

Exhibit 99.12 Wachovia Step 2 Assignment Agreement, dated as of November 24, 2006, among the Company, Wachovia, Deutsche Bank and Wells Fargo.

Exhibit 99.13 FNBN Step 1 Assignment Agreement, dated as of November 24, 2006, among FNBN, GSMC and the Company.

Exhibit 99.14 FNBN Step 2 Assignment Agreement, dated as of November 24, 2006, among the Company, FNBN, Deutsche Bank and Wells Fargo.

Exhibit 99.15 Ameriquest Step 1 Assignment Agreement, dated as of November 24, 2006, among Ameriquest, GSMC and the Company.

Exhibit 99.16 Ameriquest Step 2 Assignment Agreement, dated as of November 24, 2006, among the Company, Ameriquest, Deutsche Bank and Wells Fargo.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 8, 2006


                                    GS MORTGAGE SECURITIES CORP.



                                    By: /s/ Michelle Gill
                                            -------------
                                       Name:  Michelle Gill
                                       Title: Vice President

                                 Exhibit Index
                                 -------------


Exhibit Index
-------------

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
---------------                                     -----------                            ---------------------------
Regulation S-K
--------------
      99.1                Master Servicing and Trust Agreement, dated as of November 1,                    E
                          2006, among GS Mortgage Securities Corp., as depositor,
                          Deutsche Bank as trustee and as a custodian, BNY and U.S.
                          Bank, each as a custodian and Wells Fargo as Master Servicer and securities administrator.

      99.2                Interest Rate Swap Agreement, dated as of November 24, 2006,                     E
                          between GSAA Home Equity Trust 2006-19 and Goldman Sachs
                          Mitsui Marine Derivative Products, L.P., with Schedule and
                          Confirmation thereto.

      99.3                CHL Step 1 Assignment Agreement, dated as of November 24,                        E
                          2006, among CHL, GSMC and the Company.


      99.4                CHL Step 2 Assignment Agreement, dated as of                                     E
                          November 24, 2006, among the Company, CHL,
                          Deutsche Bank and Wells Fargo.


      99.5                Avelo Conduit Step 1 Assignment Agreement, dated as                              E
                          of November 24, 2006, among Avelo, GSMC and the
                          Company.


      99.6                Avelo Step 2 Assignment Agreement, dated as of November 24,                      E
                          2006, among the Company, Avelo, Deutsche Bank and Wells Fargo.


      99.7                GreenPoint  Step 1 Assignment  Agreement,  dated as of November                  E
                          24, 2006, among GreenPoint, GSMC and the Company.


      99.8                GreenPoint  Step 2 Assignment  Agreement,  dated as of November                  E
                          24, 2006,  among the  Company,  GreenPoint,  Deutsche  Bank and
                          Wells Fargo.


      99.9                SunTrust Step 1 Assignment Agreement,  dated as of November 24,                  E
                          2006, among SunTrust, GSMC and the Company.




      99.10               SunTrust Step 2 Assignment Agreement, dated as of November 24,                   E
                          2006, among the Company, SunTrust, Deutsche Bank and Wells
                          Fargo.

      99.11               Wachovia Step 1 Assignment Agreement,  dated as of November 24,                  E
                          2006, among Wachovia, GSMC and the Company.

      99.12               Wachovia Step 2 Assignment Agreement,  dated as of November 24,                  E
                          2006,  among the  Company,  Wachovia,  Deutsche  Bank and Wells
                          Fargo.

      99.13               FNBN Step 1  Assignment  Agreement,  dated as of  November  24,                  E
                          2006, among FNBN, GSMC and the Company.

      99.14               FNBN Step 2  Assignment  Agreement,  dated as of  November  24,                  E
                          2006, among the Company, FNBN, Deutsche Bank and Wells Fargo.

      99.15               Ameriquest  Step 1 Assignment  Agreement,  dated as of November                  E
                          24, 2006, among Ameriquest, GSMC and the Company.

      99.16               Ameriquest  Step 2 Assignment  Agreement,  dated as of November                  E
                           24, 2006,  among the  Company,  Ameriquest,  Deutsche  Bank and
                           Wells Fargo.
